Exide Technologies

AMENDMENT NO. 2 TO PLAN SUPPORT AGREEMENT

THIS AMENDMENT No. 2 (this “Amendment”), dated as of March 31, 2015 to the Second Amended and Restated Plan Support Agreement dated as of January 7, 2015 (as amended, supplemented or otherwise modified from time to time, the “Plan Support Agreement”) is by and among (i) Exide Technologies, a Delaware corporation (“Exide” or the “Debtor” and together with its non-debtor subsidiaries and affiliates, the “Company”) and (ii) the signatories hereto who are holders of Senior Secured Note Claims (as defined in the Plan Support Agreement). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan Support Agreement.

RECITALS

WHEREAS, (i) the Debtor filed the Plan of Reorganization of Exide Technologies dated as of November 17, 2014 [D.I. 2632] (the “Initial Plan”) consistent with the Plan Support Agreement, (ii) the Debtor filed the First Amended Plan of Reorganization of Exide Technologies dated as of January 30, 2105 [D.I. 3060] (the “First Amended Plan”), (iii) the Debtor filed the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 [D.I. 3096] (the “Second Amended Plan”); (iv) the Debtor filed the Third Amended Plan of Reorganization of Exide Technologies dated as of March 25, 2105 [D.I. 3369] (the “Third Amended Plan”); and (v) the Debtor filed the Fourth Amended Plan of Reorganization of Exide Technologies dated as of March 27, 2105 [D.I. 3409] (the “Fourth Amended Plan”);

WHEREAS, on March 27, 2015, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Confirming Fourth Amended Plan [D.I. 3423] (the “Confirmation Order”);

WHEREAS, the Plan Support Agreement contemplates the restructuring of the Company through a chapter 11 plan of reorganization with terms substantially as those set forth in the Fourth Amended Plan;

WHEREAS, Section 9 of the Plan Support Agreement permits certain amendments to the Plan Support Agreement, in writing, if signed by the Required Consenting Creditors and the Debtor and with respect to certain individual termination rights, only if signed by each Consenting Creditor and the Debtor; and

WHEREAS, pursuant to Section 9 of the Plan Support Agreement, the Consenting Creditors signatory hereto and the Debtor wish to amend the Plan Support Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Required Consenting Creditors and the Debtor hereby agree as follows; provided that each Consenting Creditor and the Debtor agrees to the amendment to the Plan Support Agreement set forth in Section 1.3 below:

1. Amendments to the Plan Support Agreement.

1.1 The fourth “WHEREAS” clause of the Recitals of the Plan Support Agreement is hereby replaced in its entirety with the following:

WHEREAS, (i) the Debtor filed the Plan of Reorganization of Exide Technologies dated as of November 17, 2014 [D.I. 2632] (the “Initial Plan”) consistent with the Plan Support Agreement, (ii) the Debtor filed the First Amended Plan of Reorganization of Exide Technologies dated as of January 30, 2105 [D.I. 3060] (the “First Amended Plan”), (iii) the Debtor filed the Second Amended Plan of Reorganization of Exide Technologies dated as of February 4, 2015 [D.I. 3096] (the “Second Amended Plan”) reflecting comments from parties in interest, (iv) the Debtor filed the Third Amended Plan of Reorganization of Exide Technologies dated as of March 25, 2105 [D.I. 3369] (the “Third Amended Plan”); and (v) the Debtor filed the Fourth Amended Plan of Reorganization of Exide Technologies dated as of March 27, 2105 [D.I. 3409] (the “Fourth Amended Plan”);

1.2 The sixth “WHEREAS” clause of the Recitals of the Plan Support Agreement is hereby replaced in its entirety with the following:

WHEREAS, the Unofficial Noteholder Committee and the Company have engaged in further discussions to effect a restructuring of the Company through the Fourth Amended Plan (the “Plan”) and in accordance with the Plan Supplements filed with the Bankruptcy Court on March 4, 2015 [D.I. 3218] (the “Plan Supplement Documents”) with respect to the New First Lien High Yield Notes (as defined in the Plan) and the New Second Lien Convertible Notes (as defined in the Plan), all of which shall be substantially on the terms and conditions described in this Agreement (such transactions under the Plan and the Plan Supplement Documents, collectively, the “Restructuring Transactions”);

1.3 The last “WHEREAS” clause of the Recitals of the Plan Support Agreement is hereby replaced in its entirety with the following:

WHEREAS, in connection with the Restructuring Transactions, the Company expects to arrange commitments to obtain exit financing, including by seeking an agreement from Consenting Creditors and other parties to enter into a commitment (such parties, other than the Debtor, collectively, the “Backstop Parties” and such agreement (including the exhibits thereto) at all times in form and substance reasonably satisfactory to the Required Consenting Creditors (as defined below), the “Backstop Commitment Agreement”) with respect to the Rights Offering (as defined in the Plan), along with other commitment agreements regarding exit financing in accordance with the Plan (such additional commitments, the “Exit Financing Commitment Agreements”).

1.4 The first sentence of Section 4.01(c)(iii) of the Plan Support Agreement is hereby amended by deleting each reference to “Plan Term Sheet” and inserting in lieu thereof a reference to the “Plan.”

1.5 Section 4.03 of the Plan Support Agreement is hereby replaced in its entirety with the following:

Commitments of the Company and the Consenting Creditors. The Backstop Parties have agreed to backstop the $175 million Rights Offering up to $160 million in accordance with and pursuant to the terms of the Backstop Commitment Agreement. During the Effective Period, the Company and each Consenting Creditor agree that each Consenting Creditor shall be afforded an opportunity to become a Backstop Party for the Rights Offering (as defined in the Plan) to purchase up to its pro rata share of Second Lien Convertible Notes (as defined in the Plan) in proportion to the principal amount of Senior Secured Notes held, as of such date of determination, by all Consenting Creditors. Prior to entering into any agreement with any third party with respect to a backstop for the Rights Offering (as defined in the Plan), the Company shall offer each Consenting Creditor the opportunity to backstop the Rights Offering (as defined in the Plan) on the most favorable terms offered to such third party.

1.6 Section 8.01(d) of the Plan Support Agreement is hereby amended by deleting this section in its entirety and inserting in lieu thereof “Reserved.”

1.7 Section 8.01(e) of the Plan Support Agreement is hereby amended by deleting the reference to “March 31, 2015” and inserting in lieu thereof the date “April 30, 2015.”

1.8 Section 8.05(b) of the Plan Support Agreement is hereby amended by deleting the reference to “March 31, 2015” and inserting in lieu thereof the date “April 30, 2015.”

1.9 Section 8.05(c) of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet” and inserting in lieu thereof a reference to the “the Plan Supplement Documents.”

1.10 Section 8.05(d) of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet” and inserting in lieu thereof a reference to the “Plan Supplement Documents.”

1.11 The last sentence of Section 8.05 of the Plan Support Agreement defining the term “Economic Change” is hereby replaced in its entirety as follows:

As used in this Agreement, the term “Economic Change” means any amendment, modification, supplement, change or agreement that affects the economic terms of, or participation rights under, this Agreement, the Plan Supplement Documents, or the Plan Transaction Documents, including the priority, fees, interest rates, maturity, equity splits, participation rights in, or other terms of the First Lien High Yield Notes (as defined in the Plan) and the Second Lien Convertible Notes (as defined in the Plan).

1.12 Section 9 of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet.”

1.13 Section 11.19 of the Plan Support Agreement is hereby amended by deleting the reference to “Plan Term Sheet.”

1.14 Exhibit A to the Plan Support Agreement is hereby deleted in its entirety.

1.15 The Plan Support Agreement is hereby modified so that the Fourth Amended Plan, in substantially the form as attached hereto as Exhibit 1, constitutes the Plan for purposes of the Plan Support Agreement

2. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

3. Effectiveness. In accordance with Section 9 of the Plan Support Agreement, this Amendment shall be effective and binding upon the Parties as of the date on which: (i) the Debtor shall have executed and delivered a counterpart signature page of this Amendment to counsel to the Unofficial Noteholder Committee and (ii) each Consenting Creditor shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Debtor.

4. Headings. The headings of the sections, paragraphs and subsections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

5. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, this Amendment has been executed on the date set forth above.

EXIDE TECHNOLOGIES

By:

Name:
Title:

CONSENTING CREDITORS

MacKay Shields LLC, as investment advisor on behalf of certain funds and accounts it manages

By:

Name:
Title:

Alliance Bernstein High Income Fund, AB Global High Income Fund, ACM Global High Yield- Offshore and certain other affiliates

By:

Name:
Title:

Contrarian Funds, LLC

By:

Name:
Title:

The Northwestern Mutual Series Fund, Inc. for its high yield bond portfolio

By:

Name:
Title:

The Northwestern Mutual Series Fund, Inc. for its balanced portfolio

By:

Name:
Title:

The Northwestern Mutual Series Fund, Inc. for its asset allocation portfolio

By:

Name:
Title:

The Northwestern Mutual Life Insurance Company

By:

Name:
Title:

The Northwestern Mutual Life Insurance Company for its group annuity separate account

By:

Name:
Title:

Nomura Corporate Research and Asset Management Inc. as investment manager on behalf of fund and accounts it manages

By:

Name:

Title:Neuberger Berman Fixed Income LLC

By:

Name:

Title:D.E. Shaw Galvanic Portfolios, LLC

By:

Name:

Title:BDCM Opportunity Fund III, L.P.

By:

Name:

Title:Stonehill Capital Management LLC

By:

Name:
Title:

Exhibit 1

Fourth Amended Plan